Exhibit 10.27

                                  AMENDMENT #1

                    COMMUNITY BANK SYSTEM, INC. PENSION PLAN

      This sets forth Amendment #1 to the Community Bank System, Inc. Pension Plan, as amended and restated as of January 1, 2004 ("Plan"). Effective as of December 21, 2005, the Plan is amended as follows:

1. Section 5.2(a)(9) of the Plan is amended and restated to provide in its entirety as follows:

                        (9) For Plan Years that begin on or after January 1,
            2005, a Participant's annual Normal Retirement Benefit under the Traditional Formula shall equal the greater of the Normal Retirement Benefit determined under subparagraph 5.2(a) or the following amount:

                          Participant
                          (by Employee ID No.)                          Amount
                          --------------------                          ------

                          98744                                        $ 40,897

                          68051                                        $168,725

                          93083                                        $178,508

                          Any Active Participant                       $      0
                          described in subparagraphs
                          3.9(k), (l), (m), (n), or (o)

                          All other Active Participants                $    660

            Notwithstanding the dollar amounts set forth above, no Normal Retirement Benefit shall exceed the limits set forth in Paragraph 8.1.

2. Section 5.3(d) of the Plan is amended and restated to provide in its entirety as follows:

                        (d) (1)  Notwithstanding  the other  provisions  of this
            Paragraph 5.3, for Plan Years beginning on or after January 1, 2005, the annual Normal Retirement Benefit payable to the following Participants shall not be less than the following amounts, except as may be limited under Article VIII:


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

                          Participant
                      (by Employee ID No.)                Minimum Benefit

                   98840                                         $283,041

                   3952                                          $100,000

                   3426                                           $65,162

                        (2)   Notwithstanding   the  other  provisions  of  this
            Paragraph 5.3, the opening Account balance on January 1, 2004 for the Plan Participant with Employee ID No. 1026 shall be $153,548.

                        (3)   Notwithstanding   the  other  provisions  of  this
            Paragraph 5.3, the Account balance on December 31, 2005 for the Plan Participant with Employee ID No. 3398 shall be $72,528.

                        (4)   Notwithstanding   the  other  provisions  of  this
            Paragraph 5.3, the Account balance on December 31, 2005 for the Plan Participant with Employee ID No. 4225 shall be $28,397.

                        5)   Notwithstanding   the  other   provisions  of  this
            Paragraph 5.3, the Account balance on December 31, 2005 for the Plan Participant with Employee ID No. 1438 shall be $155,137.

3. Section 5.3(e) of the Plan is amended and restated to provide in its entirety as follows:

                  (e) In addition to the Accrued Benefit determined pursuant to
            Paragraph 5.2 or the other provisions of Paragraph 5.3, each Participant identified below shall have a supplemental Account balance, as of December 31, 2005, determined as follows:

                                                Supplemental Account
                       Participant                       Balance
                   (by Employee ID No.)         As of December 31, 2005
                   --------------------         -----------------------
                         4577                                $36,479
                         98890                               $38,412
                         98744                               $42,147
                         1438                                $50,009


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

                         4225                                $19,896
                         908                                 $28,664
                         45999                               $78,696
                         49575                               $23,106
                         57770                               $ 5,450
                         68051                              $348,138
                         3427                                $ 9,645
                         2996                                $26,058
                         3398                                $58,512
                         93083                              $275,731

            The supplemental Account balance provisions in this subparagraph (e) shall apply to each listed Participant regardless of the election (or deemed election) made by the Participant pursuant to Paragraph
            5.1. The supplemental Account balance described in this subparagraph
            (e) shall not be increased by any Service Credits described in subparagraphs 5.3(b) or (c) or by the Interest Credit described in subparagraph 5.3(f).

      Pursuant to resolutions adopted by the Board of Directors of Community Bank System, Inc. on December 21, 2005, this Amendment #1 has been executed by a duly authorized officer of Community Bank System, Inc. on this 29th day of December, 2005.

                                               COMMUNITY BANK SYSTEM, INC.


                                               By: /s/ Mark E. Tryniski
                                                   -----------------------------

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